Prospectus Supplement
dated December 24, 2007 to:	249193-12/07

PUTNAM VT RESEARCH FUND Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely Charles Dane (Portfolio Member) and Walter Scully (Portfolio Member).

Positions held by Mr. Dane and Mr. Scully over the past five years are set forth in the prospectus.

HV-6278